UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-(01612)

Exact name of registrant as specified in charter:	The Prudential Variable Contract Account—2

Address of principal executive offices:	Gateway Center 3 100 Mulberry Street Newark, New Jersey 07102

Name and address of agent for service:	Jonathan Shain Gateway Center 3 100 Mulberry Street Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	December 31, 2003

Date of reporting period:	June 30, 2003

Item 1 — Reports to Stockholders

[SHAREHOLDER REPORT TO BE INSERTED HERE IN THE EDGAR VERSION]

Prudential Long-Term

Growth Account

Semiannual Report to Participants

June 30, 2003

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777 A Prudential Financial company

Prudential Variable Contract Account-2

Average Annual Total Returns

(For the period ended June 30, 2003)

Variable Contract Account-21

Average Annual Total Returns (%)	6-Month	1-Year	3-Year	5-Year	10-Year

Long-Term Growth Account[2]	12.85	0.50	–4.96	–5.02	6.98

Long-Term Growth Account (with sales charges)[3]	9.15	–2.89	–6.64	–6.38	5.83

S&P 500 Index[4]	11.75	0.25	–11.19	–1.61	10.04

Lipper (VIP) Multi-Cap Value Funds Average[5]	12.33	–0.50	0.42	1.64	9.72

Portfolio’s inception date: 07/1/1968.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for VCA-2.

It is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long-Term Growth Account, or the Account). VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, and distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS is a Prudential Financial company. Each company is solely responsible for its own respective financial conditions and contractual obligations. Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

The accompanying financial statements as of June 30, 2003, were not audited and accordingly, no opinion is expressed on them.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details.

[1]	Past performance is not indicative of future results. Investment return and principal value of the Long-Term Growth Account will fluctuate resulting in a value which may at any time, including the time of withdrawal of the cash value, be more or less than the total principal investment made. Investment in the Long-Term Growth Account involves various risks that are more fully described in the prospectus. For more complete information about the Account, including charges and expenses, please see the prospectus. Please read it carefully before investing. Six-month returns are not annualized.
[2]	The results are shown after the deduction of all expenses including investment management and mortality and expense charges but do not include the effect of any sales charge.
[3]	The results are shown after the deduction of all expenses including investment management, mortality and expense charges, and in addition reflect the deduction of a front-end 2.5% sales charge and the impact of an annual account charge.
[4]	S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.
[5]	Lipper (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

Investors cannot invest directly in a market index or average.

Source: Prudential Investments LLC and Lipper Inc.

The Prudential Long–Term Growth Account	Semiannual Report	June 30, 2003

Letter to Participants

■  DEAR PARTICIPANT,

A more optimistic tone characterized the financial markets in the second quarter of 2003. In fact, it was the best quarter in 4 1/2 years for both the U.S. stock market and markets outside the United States, even as the long-standing bond market rally persisted.

The market rallies were very welcome after the long bear market. In general, investors should expect both good and bad markets within any extended time span. Good financial planning takes this into account by diversifying your portfolio with an asset allocation that is appropriate to your stage in life and your tolerance for the possibility of loss.

A financial professional can help you create a complete picture of the potential demands on your resources. Moreover, financial professionals are familiar with the long-term returns and historical volatility of various asset classes. Together, you and your financial professional can plan an investment program that takes into account your reasons for investing, the time you have to reach your goals, and the amount of risk you feel comfortable assuming.

On behalf of Prudential Financial, I would like to thank you for your confidence in our products. We look forward to continuing to serve your investment needs.

Sincerely,

David R. Odenath, Jr.

Chairman,

CHAIRMAN DAVID R. ODENATH, JR.
The Prudential Variable Contract Account-2 July 31, 2003

FINANCIAL STATEMENTS OF

VCA-2

STATEMENT OF NET ASSETS (Unaudited)

June 30, 2003

LONG-TERM INVESTMENTS — 98.7%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace/Defense — 3.0%
Lockheed Martin Corp.	93,000	$4,424,010
Northrop Grumman Corp.	61,700	5,324,093

		9,748,103

Automobiles — 0.3%
Harley-Davidson, Inc.	20,400	813,144

Biotechnology — 4.1%
Amgen, Inc.(a)	88,900	5,954,522
Gilead Sciences, Inc.(a)	68,400	3,801,672
MedImmune, Inc.(a)	90,800	3,302,396

		13,058,590

Capital Markets — 2.2%
Goldman Sachs Group, Inc. (The)	40,500	3,391,875
Merrill Lynch & Co., Inc.	78,000	3,641,040

		7,032,915

Chemicals — 1.0%
Agrium, Inc.	296,900	3,254,024

Commercial Banks — 1.1%
Bank One Corp.	99,200	3,688,256

Communications Equipment — 2.2%
Cisco Systems, Inc.(a)	189,200	3,138,828
Nokia Oyi ADR (Finland)	237,900	3,908,697

		7,047,525

Computers & Peripherals — 3.7%
Hewlett-Packard Co.	411,507	8,765,099
International Business Machines Corp.	36,500	3,011,250

		11,776,349

Consumer Finance — 2.5%
American Express Co.	161,700	6,760,677
SLM Corp.	35,700	1,398,369

		8,159,046

Containers & Packaging — 1.2%
Temple-Inland, Inc.	92,400	3,964,884

Diversified Financial Services — 1.2%
Citigroup, Inc.	88,764	3,799,099

Diversified Telecommunication Services — 2.9%
BellSouth Corp.	235,400	6,268,702
SBC Communications, Inc.	120,700	3,083,885

		9,352,587

Electric Utilities — 4.7%
Constellation Energy Group, Inc.	103,800	3,560,340
Dominion Resources, Inc.	65,100	4,183,977
FirstEnergy Corp.	94,100	3,618,145
TXU Corp.	170,500	3,827,725

		15,190,187

Electrical Equipment
Carbide/Graphite Group, Inc. (The)(a)	427,700	43

Electronic Equipment & Instruments — 0.6%
Agilent Technologies, Inc.(a)	95,100	1,859,205

Energy Equipment & Services — 6.5%
BJ Services Co.(a)	132,800	4,961,408
ENSCO International, Inc.	133,500	3,591,150
Schlumberger Ltd.	66,200	3,149,134
Transocean Sedco Forex, Inc.(a)	153,000	3,361,410
Weatherford International Ltd. ADR (Bermuda)(a)	137,700	5,769,630

		20,832,732

Food & Staples Retailing — 2.0%
Wal-Mart Stores, Inc.	119,100	6,392,097

Health Care Equipment & Supplies — 0.5%
Medtronic, Inc.	30,800	1,477,476

Hotels Restaurants & Leisure — 1.6%
Marriott International, Inc.—Cl. A	50,800	1,951,736
Wendy’s International, Inc.	106,900	3,096,893

		5,048,629

Household Products — 1.0%
Kimberly-Clark Corp.	62,300	3,248,322

Industrial Conglomerates — 4.2%
3M Co.	32,200	4,153,156
Companhia Vale do Rio Doce ADR (Brazil)(a)	191,100	5,666,115
Tyco International Ltd. (Bermuda)	184,600	3,503,708

		13,322,979

Insurance — 6.5%
American International Group, Inc.	68,900	3,801,902
Hartford Financial Services Group, Inc. (The)	81,100	4,084,196
Loews Corp.	143,100	6,767,199
XL Capital Ltd.—Cl. A (Bermuda)	74,884	6,215,372

		20,868,669

Internet & Catalog Retail — 0.7%
InterActiveCorp.(a)	59,000	2,334,630

IT Services — 0.5%
Paychex, Inc.	55,100	1,614,981

Media — 4.8%
Clear Channel Communications, Inc.	62,100	2,632,419
New York Times Co. (The)—Cl. A	37,100	1,688,050
Omnicom Group, Inc.	49,300	3,534,810
Univision Communications, Inc.—Cl. A(a)	53,800	1,635,520
Viacom, Inc.—Cl. B	132,200	5,771,852

		15,262,651

Metals & Mining — 6.7%
Alcoa, Inc.	187,100	4,771,050
Freeport-McMoRan Cooper & Gold, Inc.—Cl. B	409,600	10,035,200
Newmont Mining Corp.	211,800	6,875,028

		21,681,278

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF

VCA-2

STATEMENT OF NET ASSETS (Unaudited)

June 30, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Office Electronics — 1.6%
Xerox Corp.(a)	479,400	$5,076,846

Oil & Gas — 5.9%
Apache Corp.	47,985	3,121,904
Kerr-McGee Corp.	72,799	3,261,395
Suncor Energy, Inc. (Canada)	289,800	5,425,056
TotalFinaElf S.A. ADR (France)	93,600	7,094,880

		18,903,235

Paper & Forest Products — 0.9%
International Paper Co.	80,700	2,883,411

Personal Products — 1.0%
Avon Products, Inc.	52,600	3,271,720

Pharmaceuticals — 9.3%
Abbott Laboratories	147,800	6,467,728
Allergan, Inc.	55,600	4,286,760
AstraZeneca PLC ADR (United Kingdom)	72,800	2,968,056
Johnson & Johnson	68,200	3,525,940
Pfizer, Inc.	135,700	4,634,155
Sepracor, Inc.(a)	160,100	2,886,603
Teva Pharmaceutical Industries Ltd. ADR (Israel)	89,700	5,106,621

		29,875,863

Semiconductors & Semiconductor Equipment — 6.7%
Altera Corp.(a)	192,800	3,161,920
Applied Materials, Inc.(a)	59,600	945,256
Intel Corp.	281,100	5,842,383
Novellus Systems, Inc. (Canada)(a)	96,400	3,530,264
STMicroelectronics N.V. ADR (Switzerland)	176,600	3,671,514
Texas Instruments, Inc.	250,800	4,414,080

		21,565,417

Software — 3.8%
Microsoft Corp.	347,600	8,902,036
SAP AG ADR (Germany)	110,500	3,228,810

		12,130,846

Specialty Retail — 1.4%
CarMax, Inc.(a)	151,645	4,572,097

Tobacco — 1.1%
Altria Group, Inc.	78,200	3,553,408

Wireless Telecommunication Services — 1.3%
Vodafone Group PLC ADR (United Kingdom)	208,000	4,087,200

TOTAL LONG-TERM INVESTMENTS — 98.7% (cost: $293,138,319)		$316,748,444

SHORT-TERM INVESTMENTS — 2.3%
MUTUAL FUND — 2.3%
Prudential Core Investment Fund-Taxable Money Market Series	7,533,625	7,533,625

OUTSTANDING OPTIONS PURCHASED(a)	Contracts
Call Option
AstraZeneca, expiring 7/03/03 @$10.00	192	(173)
Put Option
AstraZeneca, expiring 7/03/03 @$45.00	192	18,010

		17,837

TOTAL SHORT-TERM INVESTMENTS — 2.3% (cost: $7,540,345; Note 4)		7,551,462

TOTAL INVESTMENTS — 101.0% (cost $300,678,644)		$324,299,906

OTHER ASSETS, LESS LIABILITIES — (1.0)%
Cash		281
Dividends and Interest Receivable		351,543
Receivable for Investments Sold		1,006,310
Payable for Pending Capital Transactions		(1,339,605)
Payable for Investments Purchased		(3,256,322)

LIABILITIES IN EXCESS OF OTHER ASSETS		(3,237,793)

NET ASSETS — 100%		$321,062,113

NET ASSETS, representing:
Equity of Participants (other than Annuitants)—14,141,680 Accumulation Units at an Accumulation Unit Value of $21.6208		305,735,787
Equity of Annuitants		14,284,319
Equity of The Prudential Insurance Company of America		1,042,007

		$321,062,113

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF

VCA-2

STATEMENT OF OPERATIONS (Unaudited)

Six Month Ended June 30, 2003

INVESTMENT INCOME
Dividends (net of $41,334 foreign withholding tax)	$2,405,008

EXPENSES
Fees Charged to Participants and Annuitants for Investment Management Services	182,913
Fees Charged to Participants (other than Annuitants) for Assuming Mortality and Expense Risks	548,738

Total Expenses	731,651

NET INVESTMENT INCOME	1,673,357

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Loss on Investments	(15,363,176)
Change in Unrealized Appreciation/Depreciation on Investments	50,647,399

NET GAIN ON INVESTMENTS	35,284,223

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,957,580

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended June 30, 2003	Year Ended December 31, 2002

OPERATIONS
Net Investment Income	$1,673,357	$2,940,505
Net Realized Loss on Investments	(15,363,176)	(40,390,526)
Increase In Unrealized Appreciation/Depreciation on Investments	50,647,399	(54,309,308)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	36,957,580	(91,759,329)

CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	10,631,351	34,155,856
Withdrawals and Transfers Out	(20,484,676)	(43,243,220)
Annual Administration Charges Deducted from Participants’ Accumulation Accounts	(440)	(12,438)
Mortality and Expense Risk Charges Deducted from Annuitants’ Accounts	(21,069)	(48,984)
Variable Annuity Payments	(984,463)	(2,661,656)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(10,859,297)	(11,810,442)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	(148,837)	181,124

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,949,446	(103,388,647)

NET ASSETS
Beginning of period	295,112,667	398,501,314

End of period	$321,062,113	$295,112,667

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR

VCA-2

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the period)

	Six Months Ended June 30,	Year Ended December 31,

	2003	2002	2001	2000	1999	1998

Investment Income	$.1591	$.2859	$.3621	$.4152	$.4596	$.3414

Expenses
Investment management fee	(.0122)	(.0268)	(.0320)	(.0321)	(.0316)	(.0325)
Assuming mortality and expense risks	(.0365)	(.0803)	(.0960)	(.0961)	(.0948)	(.0974)

Net Investment Income	.1104	.1788	.2341	.2870	.3332	.2115

Capital Changes
Net realized gain (loss) on investments	(1.0012)	(2.4591)	(2.1868)	1.8450	1.3723	3.1604
Net change in unrealized appreciation (depreciation) of investments	3.3533	(3.2340)	(.7809)	.0344	(1.4043)	(4.3161)

Net Increase (Decrease) in Accumulation Unit Value	2.4625	(5.5143)	(2.7336)	2.1664	.3012	(.9442)

Accumulation Unit Value
Beginning of period	19.1583	24.6726	27.4062	25.2398	24.9386	25.8828
End of period	$21.6208	$19.1583	$24.6726	$27.4062	$25.2398	$24.9386

Total Return**	12.85%	(22.35)%	(9.97)%	8.58%	1.21%	(3.65)%

Ratio Of Expenses To Average Net Assets***	.50%†	.50%	.50%	.50%	.50%	.50%

Ratio Of Net Investment Income To Average Net Assets***	1.14%†	.83%	.92%	1.12%	1.33%	.81%

Portfolio Turnover Rate	28%	71%	80%	84%	81%	43%

Number of Accumulation Units Outstanding
For Participants at end of period (000 omitted)	14,142	14,636	15,271	16,372	20,424	26,278

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one year are not annualized.
***	These calculations exclude Prudential’s equity in VCA-2.
†	Annualized.
††	Not Annualized.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-2

Note 1:	General

The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America (“Prudential”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. The investment objective of the Account is long-term growth of capital. Its investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

Note 2:	Summary of Significant Accounting Policies

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Any security for which a reliable market quotation is unavailable is valued at fair value by a Valuation Committee appointed by the Account’s Committee Members.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

Short-term investments which mature in more than 60 days are valued based on current market quotations. Short-term investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

Securities Transactions and Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discount on debt securities, as required is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Options:    The Account may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Account’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Account purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Account writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Account realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Account has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Account, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Account bears the market risk of an unfavorable change in the price of the security underlying the written option. The Account, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Written options involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities.

Federal Income Taxes:    The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

Annuity Reserves:    Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% in contract charges defined in Note 3. The AIRs are selected by each Contract-holder and are described in the prospectus.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with management of the Account. PI pays for the services of Jennison.

A daily charge, at an effective annual rate of 0.125% of the current value of the Participant’s (other than Annuitants’ and Prudential’s) equity in VCA-2, is charged to the Account and paid to PI for investment management services. An equivalent charge is deducted monthly in determining the amount of Annuitants’ payments.

A daily charge, paid to PI for assuming mortality and expense risks, is calculated at an effective annual rate of 0.375% of the current value of the Participant’s (other than Annuitants’ and Prudential’s) equity in VCA-2. A one-time equivalent charge is deducted when the Annuity Units for Annuitants are determined.

Prudential, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

An annual administration charge of not more than $30 annually is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant’s account or at the end of the fiscal year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

A charge of 2.5% for sales and other marketing expenses is deducted from certain Participant’s purchase payments. For the six months ended June 30, 2003, Prudential has advised the Account it has received $440 for such charges.

Note 4:	Purchases and Sales of Portfolio Securities

For the six months ended June 30, 2003, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $81,399,585 and $90,269,960, respectively.

Investment in the Core Funds:    The Account invests in the Taxable Money Market Series (the “Series”), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended June 30, 2003, the Account earned $75,273, from the Series by investing its excess cash in the Series.

Note 5:	Unit Transactions

The number of Accumulation Units issued and redeemed for the six months ended June 30, 2003 and the year ended December 31, 2002, respectively are as follows:

	Six Months Ended June 30, 2003	Year Ended December 31, 2002

Units issued	542,886	1,462,923

Units redeemed	(1,037,435)	(2,097,407)

Net decrease	(494,549)	(634,484)

Note 6:	Net Increase (Decrease) in Net Assets Resulting from Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net increases to/(reductions from) Prudential’s investment Account. The increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

Note 7:	Participant Loans

Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

For the six months ended June 30, 2003 and the year ended December 31, 2002, $5,691 and $11,777 of participant loan principal and interest has been paid to VCA-2, respectively. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

The Prudential Variable Contract Account – 2

Board of Directors

DAVID R. ODENATH, JR.	W. SCOTT MCDONALD, JR., PH.D.
Chairman,	Vice President,
The Prudential Variable	Kaludis Consulting Group
Contract Account – 2

SAUL K. FENSTER, PH.D.	JOSEPH WEBER, PH.D.
President,	Vice President,
New Jersey Institute of Technology	Interclass (international corporate learning)

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

(

(800) 458-6333

8 a.m. – 8 p.m. Eastern time

In the past, participants who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce expenses of postage and printing, we will attempt to mail only one copy of this report based on our current records for participants with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the inside back cover should be used to request additional copies. Proxy material and tax information will continue to be sent for each account of record.

30 Scranton Office Park Scranton, PA 18507-1789	Presorted Standard U.S. Postage PAID Prudential

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IFS-A077792 LT.RS.001 Ed 08/31/2003	Printed in the U.S.A. on recycled paper.

Item 2 — Code of Ethics — Not required in this filing

Item 3 — Audit Committee Financial Expert — Not required in this filing

Item 4 — Principal Accountant Fees and Services — Not required in this filing

Item 5 — Reserved

Item 6 — Reserved

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies — Not required in this filing

Item 8 — Reserved

Item 9 — Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 — Exhibits

(a)	Code of Ethics—Not required in this filing

(b)	Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act — Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Prudential Variable Contract Account—2

By:	/s/ Jonathan D. Shain
Jonathan D. Shain Secretary

Date: August 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice President and Principal Executive Officer

Date: August 26, 2003

By:	/s/ Grace Torres
Grace C. Torres Treasurer and Principal Financial Officer

Date: August 26, 2003